THE TALBOTS, INC.

                          RESTATED DIRECTORS STOCK PLAN

                        (as amended through May 25, 2000)

1. Purpose. The purpose of The Talbots, Inc. Restated Directors Stock Plan (the "Plan") is to advance the interests of The Talbots, Inc. (the "Company") and its shareholders by encouraging increased share ownership by certain members of the Board of Directors of the Company (the "Board") in order to promote long-term shareholder value through continuing ownership of the Company's common shares.

2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options ("Options") and awards of shares of common stock of the Company ("Stock Awards") made under the Plan. The Board shall, subject to the provisions of the Plan, have the right to grant Options and make Stock Awards under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt, amend and revoke such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board authorizes each of the President and Chief Executive Officer, the Chief Financial Officer or the Senior Vice President, Human Resources (or any other officer of the Company as any such officer may designate from time to time) to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or her or by any other member of the Board in connection with the Plan, except for his or her own willful misconduct and except as otherwise expressly provided by statute. All members of the Board shall be indemnified by the Company with respect to any action, determination or interpretation in connection with the Plan to the fullest extent permitted by law.

3. Participation. Each member of the Board who is not an employee of the Company (an "Eligible Director") shall be eligible to receive Options and/or Stock Awards under the Plan.

4.       Awards under the Plan.

         (a) Type of Awards. Awards under the Plan shall include only (i) Options, which are rights to purchase shares of common stock of the Company ("common shares"), subject to the terms, conditions and restrictions specified in Paragraph 5 below and
                  (ii) Stock Awards for common shares, which may be issued subject to the terms and conditions specified in Paragraph 6 below.

         (b) Maximum Number of Shares That May be Issued. There may be issued under the Plan pursuant to the exercise of Options and/or as Stock Awards an aggregate of not more than 530,000 common shares, subject to adjustment as provided in Paragraph 7 below. If any Option or Stock Award is cancelled or terminates, or if any Option expires unexercised, in whole or in part, any common shares that would otherwise have been issuable pursuant thereto will be available for issuance under new awards, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, to the extent permitted by Rule 16b-3, the holder of an award hereunder shall have the right to have withheld or to tender any common shares to the Company in connection with the payment of the exercise price of an Option or the withholding of federal, state or local income taxes or other taxes upon the exercise of any Option or upon the making or vesting of any Stock Award, and any such common shares so withheld or tendered will be available for issuance of new awards under the Plan.

         (c) Reservation of Shares. The Company shall reserve for purposes of the Plan that number of common shares described in Paragraph 4(b) above, from its authorized but unissued common shares or from common shares held in the Company's treasury or partly from each. No fractional shares shall be issued with respect to Options or Stock Awards.

         (d) Rights with Respect to Shares. An Eligible Director to whom an Option or Stock Award is granted or made (and any person succeeding to such Eligible Director's rights under the Plan) shall have no rights as a shareholder with respect to any common shares issuable pursuant to any such Option or Stock Award until the date of the issuance of a stock certificate for such shares. Except as provided in Paragraph 7 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

5. Non-Qualified Stock Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

         (a) The Option exercise price shall be the fair market value of the common shares subject to such Option on the date the Option is granted, which shall be the closing composite price on the New York Stock Exchange of a common share on the date of grant as reported in The Wall Street Journal or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading; but in no event will such Option exercise price per share be less than the par value of a common share.

         (b) On and as of June 1 each year and/or at such other date or dates as may be determined by the Board from time to time, each Eligible Director shall be granted and shall receive an Option for the number of common shares set forth opposite such person's name on Schedule 1 hereof or such other number of shares or such other date or dates as may be determined by the Board from time to time. The issuance of Options under this paragraph is subject to there being sufficient available shares in such year under Paragraph 4(b). Schedule 1 may be amended by the Board from time to time to reflect any successor or additional directors or to change the number of common shares awarded to any existing, successor or additional directors.

         (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee.

         (d) Unless otherwise determined by the Board from time to time in its discretion, the Option shall not be exercisable:

                  (i) before the expiration of one year from the date it is granted or after the expiration of ten years from the date it is granted, and may be exercised during such period as follows: one-third (33 1/3%) of the total number of common shares covered by the Option shall become exercisable each year beginning with the first anniversary of the date it is granted, provided that if an Eligible Director ceases to be a director for any reason, any Option then held by such person shall automatically become immediately exercisable in full on the date when such Eligible Director ceases to be such director;

                  (ii) unless notice in writing signed by the optionee (or other person then entitled to exercise such Option) is delivered to the Secretary of the Company stating that such Option, or a specified portion thereof, is being exercised;

                  (iii) unless payment in full is made for the common shares being acquired thereunder at the time of exercise, such payment to be made

                           (A)  in United States dollars by cash or check, or

                           (B) in lieu thereof, by tendering to the Company common shares owned by the person exercising the Option and having a fair market value equal to the cash exercise price applicable to such Option exercise, such fair market value to be the closing composite price on the New York Stock Exchange of a common share on the last trading date preceding the date of exercise, as reported in The Wall Street Journal, or

                           (C) by a combination of United States dollars and common shares as aforesaid; and

                  (iv) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, an Eligible Director of the Company, except that

                           (A) if such person shall cease to be an Eligible Director for reasons other than death while holding an Option that has not expired and has not been fully exercised, such person, at any time within three months of the date he or she ceased to be such an Eligible Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above) may exercise any remaining unexercised portion of such Option to the extent vested as of the date such person ceased to be such Eligible Director, or

                           (B) if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his or her executors, administrators, heirs or distributees, as the case may be, may at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above) exercise any remaining unexercised portion of such Option to the extent vested as of the date of such death.

6. Stock Awards. The Board shall have the right, in its discretion from time to time, to make Stock Awards to Eligible Directors, including without limitation awards of shares without restriction, restricted shares, performance shares and deferred shares. The Board shall determine the number of common shares to be issued to an Eligible Director under any Stock Award and all of the terms, conditions and restrictions, if any, under such Stock Award. The par value of the common shares so awarded may be paid by the Company on behalf of such Eligible Director. Each Stock Award under the Plan shall be evidenced by an instrument in such form and with such terms, conditions and restrictions, if any, as the Board may approve from time to time in accordance with the Plan.

7.       Dilution and Other Adjustments.

         (a) In the event of any change in the outstanding common shares of the Company by reason of any stock split, stock dividend, split-up, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan, and all outstanding Options and Stock Awards, shall be adjusted by the Board so that the proportionate interest of the holder shall be maintained as before the occurrence of such event. Such adjustments by the Board shall be conclusive and binding for all purposes of the Plan.

         (b) In the event of a transaction involving (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets, all unvested Options shall immediately vest and all restrictions on any Stock Awards shall immediately lapse and, in addition, provision shall be made in connection with such transaction for the assumption of all outstanding Options by any successor corporation, or the substitution for such Options of new options of any successor corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder, or, in the discretion of the Board, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction and appropriate provision shall be made for payment to the participant of an amount in cash equal to the fair market value of a common share multiplied by the number of common shares subject to the unexercised Options less the exercise price for such Options; provided however that in no event shall the Board take any action or make any determination under this Paragraph 7(b) which would prevent a transaction described in clause (a) or (b)(ii) or (iii) above from being treated as a pooling of interests under generally accepted accounting principles if the transaction is intended to be treated as a pooling of interests.

         (c) In the event of a "Change in Control Event" as defined in The Talbots, Inc. 1993 Executive Stock Based Incentive Plan, each Option to the extent not then fully vested or fully exercisable shall automatically become fully vested and fully exercisable and any restrictions on all Stock Awards shall automatically lapse.

8.       Miscellaneous Provisions.

         (a) Except as expressly provided for in the Plan, no Eligible Director or other person shall have any claim or right to be granted an Option or Stock Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the service of the Company whether as a director or otherwise.

         (b) To the extent permitted by law, a participant's rights and interest under the Plan may not be assigned, transferred, hypothecated or encumbered in whole or in part, either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

         (c) No common shares shall be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal, state, local and foreign securities, securities exchange and other applicable laws, rules and requirements, including, without limitation, registration of all common shares issuable under the Plan with the Securities and Exchange Commission and the listing of all such common shares with the applicable national securities exchange.

         (d) It shall be a condition to the obligation of the Company to issue any shares under any Stock Award or to issue common shares upon exercise of an Option that the participant (or any beneficiary or person entitled to act hereunder) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue any shares under any Option or Stock Award.

         (e)      The expenses of the Plan shall be borne by the Company.

         (f) By accepting any Option, Stock Award or other benefit under the Plan, each participant and each person claiming under or through such participant shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options or Stock Awards hereunder or any common shares issued pursuant thereto as may be required by Section 13 or 15(d) of the Exchange Act or any other applicable statute, rule or regulation.

         (h) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and is further intended to be administered in the manner specified in that Rule, and the Board shall interpret and administer the provisions of the Plan or awards granted hereunder in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan or any awards granted hereunder.

9. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and provided further, to the extent required by Rule 16b-3 of the Exchange Act as in effect from time to time, Plan provisions relating to the amount, price and timing of Options shall not be amended more than once every six months, except that the foregoing shall not preclude any amendments to comport with changes in the Internal Revenue Code of 1986, the Employee Retirement Income Security Act of 1974, or the respective rules thereunder in effect from time to time. No amendment of the Plan shall materially and adversely affect any right of any person with respect to any Option or Stock Award theretofore granted without such person's written consent. No amendment may become effective if it would cause the Plan to fail to meet the applicable requirements of Rule 16b-3.

10. Termination. The Plan shall terminate upon the earlier of the following dates or events to occur, unless further extended by the Board:

         (a) upon the adoption of a resolution of the Board terminating the Plan; or

         (b)      May 22, 2005.

No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without the consent of such person, under any Option or Stock Award theretofore granted under the Plan.

                     SCHEDULE 1



         Eligible             Number of Common Shares Covered by
        Directors                           Option
 -------------------------    ------------------------------------

       E. Kennan                             4000

       M. Willes                             4000

       T. Tokiwa                             3000

       Y. Kimura                             3000

       M. Okada                              3000

       I. Tsuruta                            3000